UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 16, 2017

QUADRANT 4 SYSTEM CORPORATION
(Exact name of Registrant as Specified in its Charter)

(855) 995-7367
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported in a Current Report on Form 8-K dated December 6, 2016, Quadrant 4 System Corporation (the “Company”) received a formal notice of default from BMO Harris Bank N.A. (“BMO”) with respect to the Credit Agreement, dated as of July 1, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), between the Company, as borrower, and BMO, as lender.  The notice of default cited (i) the pending charges described in Item 8.01 of that Current Report on Form 8-K, (ii) the failure of the Company to timely deliver evidence of having closed a deposit account with another lender, and (iii) the failure of the Company to deliver evidence that the policies of insurance of the Company and its subsidiaries contain a lender’s loss payable endorsement for BMO’s benefit and an endorsement showing BMO as additional insured, as required by the Credit Agreement.  Since that time, the Company has been engaged in discussions with BMO regarding these matters.

Effective March 17, 2016, the Company entered into a Forbearance Agreement (the “Forbearance Agreement”) by and among the Company, its subsidiary guarantor Stratitude, Inc. (“Guarantor,” and together with the Company, the “Forbearance Parties”), and BMO.

Pursuant to the terms of the Forbearance Agreement, BMO has agreed to forbear in the exercise and enforcement of its rights, powers and remedies under: (i) the Credit Agreement; (ii) the First Amendment to Credit Agreement, dated as of November 3, 2016 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement Amendment”) by and among Borrower, Guarantor and BMO; (iii) the General Security Agreement, dated as of July 1, 2016 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”) by and between the Company and BMO; (iv) the Amendment No. 1 to General Security Agreement, dated as of November 3, 2016 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement Amendment”) by and among the Company, Guarantor and BMO; (v) the General Security Agreement, dated as of November 3, 2016 (as amended, supplemented or otherwise modified from time to time, the “Guarantor Security Agreement”) by and between Guarantor and BMO; (vi) the Revolving Note, dated as of July 1, 2016 (as amended, supplemented or otherwise modified from time to time, the “Revolving Note”) by the Company in favor of BMO in the original principal amount of $7,000,000.00; (vii) the Term Note, dated as of July 1, 2016 (as amended, supplemented or otherwise modified from time to time, the “Term Note”) by the Company in favor of BMO in the original principal amount of $13,000,000.00; (viii) the CapEx Software Note, dated as of July 1, 2016 (as amended, supplemented or otherwise modified from time to time, the “CapEx Note,” and collectively with the Revolving Note and Term Note, the “Notes”) by the Company in favor of BMO in the original principal amount of $5,000,000.00; (ix) the Guaranty Agreement (as amended, supplemented or otherwise modified from time to time, the “Guaranty”) by Guarantor in favor of BMO; (x) the Intercreditor and Subordination Agreement, dated as of November 3, 2016 (as amended, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”) by and between BMO and BIP Lender, LLC; (xi) the Subordination Agreement, dated as of November 3, 2016 (as amended, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”) by and among the Company, BMO, Pankaj Kalra, Ashish Sanan and Khannan Sankaran; and (xii) all other related documents (collectively, as amended, modified, supplemented, renewed, extended and/or restated from time to time, the “Other Documents,” and collectively with the Credit Agreement, the Credit Agreement Amendment, the Security Agreement, the Security Agreement Amendment, the Guarantor Security Agreement, the Notes, the Guaranty, the Intercreditor Agreement, and the Subordination Agreement, the “Loan Documents”).

The forbearance period (the “Forbearance Period”) under the Forbearance Agreement will expire on the earliest to occur of: (a) the date of the termination of the Forbearance Agreement by BMO pursuant to Section 8 thereof, or (b) May 15, 2017.

Under the terms of the Forbearance Agreement, the Forbearance Parties have agreed to, among other things, (i) pay to BMO a non-refundable forbearance fee in the amount of $10,000, and (ii) appoint three new members to the Company’s Board of Directors, as further described in Item 5.02.

The foregoing summary of the Forbearance Agreement is qualified in its entirety by the text of the Forbearance Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and hereby incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 16, 2017, the Company’s Board of Directors (the “Board”) appointed Robert H. Steele, Brad Buxton, and Michael Silverman to fill its three current vacancies.

There are no understandings or arrangements between Messrs. Steele, Buxton, or Silverman and any other person pursuant to which Messrs. Steele, Buxton, or Silverman was selected as a director of the Company; provided, however that as a condition of BMO’s agreement to enter into the Forbearance Agreement, BMO required that the Company appoint three new directors who were acceptable to the Board and to BMO.  None of the new appointees to the Board has any family relationship with any director or executive officer of the Company.  Mr. Steele currently serves as the Company’s Chief Executive Officer.  It has not yet been determined on which committees of the Board the new appointees will serve.  The appointment of the new directors was effective immediately.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective March 16, 2017, the Board approved and amended the Company’s Bylaws to amend and restate Section 3.2 thereof in a manner that more clearly complies with the Business Corporation Act of the State of Illinois, as amended (the “BCA”) and that provides for a Board ranging in size from three to seven directors, as designated by the Board from time to time.  Previously, the Bylaws had provided for a variable-size board without specifying a minimum size and a maximum size as required by the BCA.

The foregoing summary of the amendment to the Bylaws is qualified in its entirety by reference to the full text of such amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and hereby incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

3.1	Amendment to By-Laws, dated March 16, 2017
10.1	Forbearance Agreement, dated March 17, 2017, by and among Quadrant 4 System Corporation, Stratitude, Inc. and BMO Harris Bank, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUADRANT 4 SYSTEM CORPORATION

By:	/s/ Robert H. Steele
Robert H. Steele, Chief Executive Officer

Date:  March 21, 2017

Index to Exhibits
Exhibit No.	Description of Exhibit

3.1	Amendment to By-Laws, dated March 16, 2017
10.1	Forbearance Agreement, dated March 17, 2017, by and among Quadrant 4 System Corporation, Stratitude, Inc. and BMO Harris Bank, N.A.